                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                                                                    Case No.:     399-02649 THROUGH 399-02680
   SERVICE MERCHANDISE COMPANY, INC.                                                      Judge:        PAINE
                                                                                          Chapter 11

Debtor(s)

                  MONTHLY OPERATING REPORT FOR PERIOD ENDING May 26, 2002
                                                             ------------
                  COMES NOW, SERVICE MERCHANDISE COMPANY, INC.

         Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing April 29, 2002 and ending May 26, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
              ---
               X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
              ---
              N/A  Summary of Accounts Receivable (Form OPR-3)
              ---
               X   Schedule of Postpetition Liabilities (Form OPR-4)
              ---
               X   Statement of Income (Loss) (Form OPR-5)
              ---

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.

Date: June 17, 2002                                         DEBTOR - IN - POSSESSION
     --------------

                                                            By:              /s/ MICHAEL E. HOGREFE
                                                                             ------------------------------------------------------
                                                            Name and Title:  MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                            Address:         7100 SERVICE MERCHANDISE DRIVE
                                                                             BRENTWOOD, TENNESSEE 37027
                                                            Telephone No:    (615) 660-3340


Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  APRIL 29, 2002 THROUGH MAY 26, 2002

1. PAYROLL

                                                                                      WAGES                       TAXES
            OFFICERS                      TITLE                                GROSS          NET           DUE           PAID
----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO             CHAIRMAN OF THE BOARD                                 $  14,592.35  $   9,195.90   $   --       $   5,179.10

C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                      GENERAL COUNSEL AND SECRETARY                         $ 828,706.40  $ 591,042.60   $ 2,095.48   $ 233,516.56

MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER     $ 826,162.32  $ 589,622.59   $ 1,779.55   $ 232,939.22

JOE M. ELLIOTT        VICE PRESIDENT, PROPERTY ADMINISTRATION               $  11,538.48  $   7,702.00   $   748.89   $   2,246.71

KIMBERLY B. SOUTHARD  ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                      AND ASSISTANT TREASURER                               $  63,869.24  $  42,658.29   $    --      $  21,169.64

The associates listed below received term vacation and/or severance included in the amounts above:
C. STEVEN MOORE                                                             $ 798,700.00 Severance
MICHAEL E. HOGREFE                                                          $ 800,002.00 Severance
KIMBERLY B. SOUTHARD                                                        $   4,157.70 Term Vacation
                                                                            $  57,500.00 Severance

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  APRIL 29, 2002 THROUGH MAY 26, 2002

2.  INSURANCE

                                                                COVERAGE       POLICY      EXPIRATION       PREMIUM   DATE COVERAGE
TYPE                            NAME OF CARRIER                  AMOUNT        NUMBER         DATE          AMOUNT     PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co   $5 Million    01MXI9761300    12/31/02        $453,750    06/30/02
                                Royal Indemnity Co.           $5 Million      RHD317182     12/31/02        $ 60,000    06/30/02
                                Westchester Fire              $15 Million    WXA663479-0    12/31/02        $ 51,500    06/30/02
                                Commonwealth Ins Co           $25 Million     CLP 10333     12/31/02        $ 79,459    06/30/02
Boiler & Machinery              Hartford Steam Boiler         $10 Million    FBP4914359     12/31/02        $ 20,248    12/31/02
Transit                         Fireman's Fund Insurance Co   $1 Million    OIMXI97600751   12/31/02        $ 10,000    12/31/02
General Liability               Ace American Ins Co           $5 Million    XSLG2057804A    12/31/02        $250,000    12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.    $5 Million    HDOG20578129    12/31/02     Incl. In GL    12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.    $5 Million    HODG20578087    12/31/02     Incl. In GL    12/31/02
Workers' Compensation-AOS       Pacific Employers Ins Co      Statutory     WLRC43124456    12/31/02        $201,195    12/31/02
WC Excess                       Ace American Ins Co           Statutory       XWC014136     12/31/02        $ 24,034    12/31/02
Workers' Compensation-DAS       Pacific Employers Ins Co      Statutory     WLRC43124493    12/31/02        Included    12/31/02
WC Retro                        Pacific Employers Ins. Co.    Statutory     SCFC43031673    12/31/02        Included    12/31/02
WC Contractual Indemnity        Illinois Union Insurance Co   Statutory     CTPG20577794    12/31/02        $ 15,750    12/31/02
Auto                            Pacific Employers Ins Co      $1 Million    ISAH07969661    12/31/02        $ 43,572    12/31/02
Umbrella                        Ohio Casualty Group           $25 Million  BX(02)O52805120  06/30/02        $ 52,006    06/30/02
Excess Liability                Great American Assurance      $25 Million    EXC5752226     06/30/02        $ 18,600    06/30/02
International                   Ace American Ins Co           $1 Million      PHF051491     12/31/02        $  2,500    12/31/02
Directors & Officers            Continental Insurance Co      $10 Million     300714943     12/31/02        $514,286    12/31/02
                                Federal Insurance Co          $10 Million    81278902-A     12/31/02        $470,250    12/31/02
                                Royal Insurance Co            $10 Million     PSF000009     12/31/02        $470,250    12/31/02
Fiduciary                       National Union Fire Ins Co    $5 Million       8726812      12/31/02        $ 28,423    12/31/02


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THOUGH MAY 26, 2002

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE

CORPORATE ACCOUNTS                                                                    9,715,741

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                      (29,383)

OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                                      81,110
                                                                                  -------------


INVESTMENTS
SHORT TERM INVESTMENTS                                                              111,165,944

TOTAL CASH PER GENERAL LEDGER                                                     $ 120,933,412
                                                                                  =============


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THOUGH MAY 26, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                       ACTUAL       ACTUAL       ACTUAL      ACTUAL       TOTAL
                                       Monday         04/29/02     05/06/02     05/13/02    05/20/02     04/29/02
                                       Sunday         05/05/02     05/12/02     05/19/02    05/26/02     05/26/02
                                                      --------     --------     --------    --------     --------
Receipts:
   Sales receipts/Profit Sharing                      $     --     $     --     $  3,992    $     --     $  3,992
   Miscellaneous receipts                                1,135        1,613          746         239        3,733
   Real Estate Proceeds                                     --           --            6          --            6
   Expense reimbursements                                   --        3,131           --          --        3,131
                                                      --------     --------     --------    --------     --------
Total available collections                              1,135        4,744        4,744         239       10,862

Disbursements:
   All disbursements                                     8,451        6,100        2,822       3,521       20,894
                                                      --------     --------     --------    --------     --------
Total disbursements                                      8,451        6,100        2,822       3,521       20,894
                                                      --------     --------     --------    --------     --------

Net receipts/(disbursements)                          $ (7,316)    $ (1,356)    $  1,922    $ (3,282)    $(10,032)
                                                      ========     ========     ========    ========     ========



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THOUGH MAY 26, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                        Actual
                                                       05/26/02
                                                       --------
Ending total revolver balance                          $     --
Term loan                                                    --
Standby letters of credit                                18,068
Trade letters of credit                                      --
                                                       --------
Total extensions of credit                               18,068

Borrowing base                                               --
                                                       --------

Availability                                           $     --
                                                       ========


(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  April 29, 2002 THROUGH May 26, 2002

4.  Payments to Professionals April 29, 2002 through May 26, 2002

Vendor #                   Vendor Name                                         Check Amt.        Check Date      Check #
-------------------------------------------------------------------------------------------------------------------------
  99329       Aegis Property Tax Specialists                                 $    2,037.11        04/29/02       50069096
  71403       Seyfarth, Shaw, Fairweather, and Geraldson                     $      407.50        04/30/02       50069117
  98378       Skadden, Arps, Slate, Meagher and Flom                         $1,342,348.00        04/30/02       B0027236
  67017       Barkley and Thompson                                           $      288.14        05/01/02       50069348
  57117       Deloitte and Touche                                            $    3,478.00        05/03/02       50069432
   2642       Waller, Lansden, Dortch and Davis                              $      229.50        05/06/02       50069442
  95913       Locke Reynolds, LLP                                            $      217.26        05/06/02       50069446
  44013       McCarter and English                                           $      813.43        05/06/02       50069459
  57117       Deloitte and Touche                                            $   20,000.00        05/06/02       50069460
  69583       McCarthy, Fingar, Donovan, Drazen, and Smith, LLP              $      620.50        05/06/02       50069461
  96684       Sherbow and Mitchell, PC                                       $      225.00        05/07/02       50069479
  27428       Sharretts, Paley, Carter, and Blauvelt, PC                     $      813.66        05/10/02       50069626
  44013       McCarter and English                                           $    2,801.31        05/10/02       50069633
  48779       Loss, Pavone and Orel                                          $      300.00        05/13/02       50069663
  86237       Brusniak, Clement, Harrison and McCool, PC, Inc.               $      256.50        05/13/02       50069667
  44013       McCarter and English                                           $    2,818.02        05/14/02       50069689
  99459       Robert L. Berger and Associates                                $   29,498.08        05/14/02       B0027265
  99444       Sitrick and Company, Inc.                                      $    5,489.55        05/15/02       B0027263
  71217       Bass, Berry and Sims                                           $  180,619.67        05/15/02       B0027264
 101730       CBIZ Property Tax Solutions, Inc.                              $    1,739.56        05/16/02       50069765
  57117       Deloitte and Touche                                            $      813.00        05/21/02       50069854
  71403       Seyfarth, Shaw, Fairweather, and Geraldson                     $      491.80        05/22/02       50069878
  44013       McCarter and English                                           $       15.51        05/22/02       50069885
  67017       Barkley and Thompson                                           $      178.38        05/22/02       50069887
  67017       Barkley and Thompson                                           $      432.00        05/22/02       50069888
  95384       Deloitte and Touche, LLP                                       $   37,785.00        05/22/02       50069900
 103608       Abacus Advisory and Consulting                                 $   85,150.00        05/23/02       50069912
  44013       McCarter and English                                           $      456.00        05/23/02       50069927
  67017       Barkley and Thompson                                           $      122.02        05/23/02       50069928
  67017       Barkley and Thompson                                           $       67.50        05/24/02       50070105
  99391       Otterbourg, Steindler, Houston, Rosen, PC                      $   79,309.65        05/24/02       B0027280
  99454       Harwell, Howard, Hyne, Gabbert and Manner, PC, Inc.            $   10,624.33        05/24/02       B0027281


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                (DEBTOR-IN-POSSESSION)
                                    (IN THOUSANDS)


                                                                                     May 26,
                                                                                      2002
                                                                                   ----------
ASSETS
Current Assets:
    Cash and cash equivalents                                                      $  120,933
    Accounts receivable                                                                 9,143
    Prepaid Expenses                                                                    2,218
                                                                                   ----------

    TOTAL CURRENT ASSETS                                                              132,294
                                                                                   ----------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                                      39,983

    Other assets and deferred charges                                                  28,169
                                                                                   ----------

    TOTAL ASSETS                                                                   $  200,446
                                                                                   ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Accounts payable                                                               $   30,976
    Accrued expenses                                                                   57,566
    State & Local tax                                                                     474
                                                                                   ----------

    TOTAL CURRENT LIABILITIES                                                          89,016
                                                                                   ----------



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2    SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                (DEBTOR-IN-POSSESSION)
                                    (IN THOUSANDS)


Liabilities Subject To Compromise:
    Accrued restructuring costs                                                        42,067
    Long-term debt                                                                    314,562
    Accounts payable                                                                  218,713
    Accrued expenses                                                                   98,384
                                                                                   ----------
    Total Liabilities Subject To Compromise                                           673,726

    TOTAL LIABILITIES                                                                 762,742
                                                                                   ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                                       49,936
    Additional paid-in-capital                                                          5,881
    Deferred compensation                                                                 (43)
    Retained (deficit) earnings                                                      (618,070)
                                                                                   ----------
               TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                                  (562,296)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                           $  200,446
                                                                                   ==========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THROUGH MAY 26, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED:  MAY 26, 2002
FORM OPR-3 NOT APPLICABLE


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: April 29, 2002 THROUGH May 26, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  05/26/2002
FORM OPR-4

                                                                  Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 30,976

                                                                  Total
                                                                 --------
Expense & other payables                                   *     $ 57,566


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THROUGH MAY 26, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                                                      Date              Date            Total
             TAXES PAYABLE                                          Incurred            Due              Due
Federal income tax                                        **        Various           Various          $  1,684

State income tax                                                    Various           Various          $   (250)
                                                                                                       --------

                                          SUBTOTAL                                                     $  1,434
                                                                                                       --------

Sales/use tax                             SUBTOTAL         *        Various           Various          $    723
                                                                                                       --------

Personal property tax                                      *        Various           Various          $  1,021

Real estate taxes                                          *        Various           Various          $  7,742

Inventory taxes                                            *        Various           Various          $     --

Gross receipts/bus licenses                                *        Various           Various          $    (88)

Franchise taxes                                            *        Various           Various          $    753
                                                                                                       --------

                                          SUBTOTAL                                                     $  9,428
                                                                                                       --------

                                                                                                       --------
TOTAL TAXES PAYABLE                                                                                    $ 11,585
                                                                                                       ========

*   liability included in accrued expenses on OPR-2
**  tax reserve


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 29, 2002 THOUGH MAY 26, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                           DATE                                  TOTAL DUE
                                                         INCURRED             DATE DUE        (5/26/02 BALANCE)
                                                       --------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00                NA            $             --
         Facility standby letters of credit              04/14/00             04/14/04                   18,068
         Facility trade letters of credit                04/14/00                NA                          --
         Term loans                                      04/14/00                NA                          --
                                                                                               ----------------
TOTAL EXTENSIONS OF CREDIT                                                                     $         18,068
                                                                                               ================

ACCRUED INTEREST PAYABLE                                                                       $             --
                                                                                               ================

         As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5          SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                  (DEBTOR-IN-POSSESSION)
                                      (IN THOUSANDS)


                                                                                            ACTIVITY
                                                                                         APRIL 29, 2002
                                                                                            THROUGH
                                                                                          MAY 26, 2002
                                                                                       ----------------
Net Sales                                                                              $             59

Costs of merchandise sold and buying and occupancy expense                                        1,769
                                                                                       ----------------

Gross margin after cost of merchandise sold and buying and occupancy exp                         (1,710)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                         628
     Net Advertising                                                                                 --
     Banking and Other Fees                                                                          (7)
     Real Estate and Other Taxes                                                                    349
     Supplies                                                                                         2
     Communication and Equipment                                                                    110
     Travel                                                                                           2
     UCC and Other Services                                                                          18
     Legal and Professional                                                                           7
     Sales and Shipping                                                                              73
     Insurance                                                                                       23
     Miscellaneous                                                                               (1,291)
     Credit Card Services                                                                            --
                                                                                       ----------------
Total Selling, General and Administrative Expenses                                                  (86)

Other expense/(income), net                                                                         (25)

Restructuring charge (credit)                                                                        --

Depreciation and amortization                                                                        --
                                                                                       ----------------

Earnings (loss) before interest, reorganization items, and income tax                            (1,599)

Interest expense - debt                                                                               6
Interest expense - capitalized leases                                                                --
                                                                                       ----------------

Earnings (loss) before reorganization items, and income tax                                      (1,605)

Reorganization Items:

     Legal and Professional                                                                       4,145
     Miscellaneous                                                                                   49
     Loss (Gain) on Disposal of Assets                                                               45
     Close Store Charges                                                                         12,255
                                                                                       ----------------
     Total Reorganization Items                                                                  16,494

Earnings (loss) before income tax                                                               (18,099)
     Income tax benefit                                                                              --
     Cumulative Effect of Change in Accounting Principles                                            --
                                                                                       ----------------

Net earnings (loss)                                                                    $        (18,099)
                                                                                       ================


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.